UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 2, 2014
(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-34192	94-2896096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 RIO ROBLES
SAN JOSE, CALIFORNIA	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Compensation Committee of the Board of Directors (the “Compensation Committee”) of Maxim Integrated Products, Inc. (the “Company”) approved (i) cash bonuses for the officers of the Company for their performance during fiscal year 2014, (ii) base salary adjustments for certain executive officers, and (iii) the grant of market stock units (performance shares) (“MSUs”) and restricted stock units to officers.

Cash bonuses awarded to the principal executive officer, principal financial officer and other named executive officers of the Company that will appear in our proxy statement for our Annual Meeting of Stockholders to be held on November 12, 2014 (collectively, the “NEOs”), along with base salary adjustments, if any, and equity awards, which were approved as part of the Company’s annual focal equity award to certain employees on September 2, 2014, are set forth in the table below:

Name	Title	Fiscal Year 2014 Performance Bonuses	New Base Salary	Number of Restricted Stock Units Granted (2)	Number of Market Stock Units Granted at Target (3)
Tunc Doluca	President and Chief Executive Officer	$900,000	No Change from prior Year	74,000	66,000
Bruce Kiddoo	Senior Vice President and Chief Financial Officer	$559,337	No Change from prior Year	30,000	25,000
Vivek Jain	Senior Vice President, Manufacturing and Operations	$485,740	No Change from prior Year	30,000	25,000
Matthew Murphy	Senior Vice President, Business Group	$603,495	$410,000(1)	30,000	25,000
Christopher Neil	Senior Vice President, Business Group	$485,740	No Change from prior Year	30,000	25,000

(1)	Effective August 24, 2014.

(2)
Fifty percent (50%) of the restricted stock units set forth in this column will vest in equal installments over four (4) consecutive quarters in calendar year 2016, and fifty percent (50%) of the restricted stock units set forth in this column will vest in equal installments over four (4) consecutive quarters in calendar year 2018, so long as the NEO remains employed by the Company on each such applicable vesting date.

(3)
The number of MSUs that will vest and be issued under these awards are based upon the Company’s stock price relative to the performance of the SPDR S&P Semiconductor (XSD) using a 4-year measurement period. The MSUs are scheduled to vest on August 15, 2018, subject to the satisfaction of the requisite performance metrics and in each case subject to the individual’s continuous status as an employee of the Company through such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Bruce E. Kiddoo

Bruce E. Kiddoo Senior Vice President and Chief Financial Officer

Date: September 8, 2014